UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	The New York Stock Exchange

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 14, 2019, NeoPhotonics Corporation (the “Company”) entered into a First Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement (the “Amendment”), with Wells Fargo Bank, National Association, as administrative agent (“Agent”), and the lenders party thereto. The Amendment amends that certain Credit Agreement dated as of September 8, 2017 and that certain Guaranty and Security Agreement dated as of September 8, 2017 by and among the parties.

The Amendment removes Huawei Technologies Company, Ltd. and its affiliates (collectively, “Huawei”) from the list of “Eligible Accounts” as a basis for the Company’s borrowing while Huawei is on the U.S. Bureau of Industry and Security (“BIS”) “Entity List”. During the period of time while Huawei remains on the Entity List, the concentration limits of certain other customers are increased to partially offset the removal of Huawei.  The Company estimates that the net effect of these changes reduces the Company’s ability to utilize the credit line by approximately $10 million, of the $50 million total credit line. Additionally, until Huawei is no longer on the Entity List, the liquidity requirements under the credit line are temporarily increased to $30 million in U.S. unrestricted cash and $40 million in unrestricted cash world-wide.

The existing $31 million drawn on the credit line is not impacted and does not need to be repaid under the Amendment. The Company believes it does not have any current need to draw additional funds from this credit line under current forecasts.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference in its entirety.

This Current Report on Form 8-K contains “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. The forward-looking statements include the statements about the Company’s estimates of the amount that may be available under the credit line and the Company’s intention to not draw additional funds from the credit line under its current forecasts.  Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified in the “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on 10-Q for the quarter ended March 31, 2019, as filed with the Securities and Exchange Commission.  Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Director Resignation

On June 13, 2019, Dimitry Akhanov submitted his resignation from the Board of Directors (the “Board”) of the Company, effective immediately. Mr. Akhanov served as a Class I director with a term to expire at the Company’s 2020 Annual Meeting. Mr. Akhanov’s resignation was not the result of any matter relating to the Company’s operations, policies or practices.

Mr. Akhanov served as the Rusnano Designee to the Board pursuant to the terms of the Rights Agreement, by and between the Company and Open Joint Stock Company “RUSNANO” (“Rusnano”), an entity organized under the laws of the Russian Federation, dated April 27, 2012, as amended July 13, 2015 (the “Rights Agreement”). Under the Rights Agreement, Rusnano was entitled to nominate one director to the Board until such time as Rusnano, together with its affiliates, collectively, does not beneficially own at least 2,486,452 shares of the common stock of the Company (the “Minimum Shares”).

Following the Company’s sale of its 100% interest in the operations of NeoPhotonics Corporation, LLC, the Company’s manufacturing operations in Russia, to Rusnano, Rusnano sold certain of its shares in the Company such that it no longer owns at least the Minimum Shares and no longer has the right to nominate one director to the Board.

2019 Target Bonus Program

On June 19, 2019, the Compensation Committee of the Board (the “Compensation Committee”) approved a 2019 incentive bonus program (the “2019 Bonus Program”) for the Company’s executive officers and other employees.  The Compensation Committee structured target bonuses for the fiscal year 2019 so that payouts would be determined based in part on achievement against corporate objectives, including:

•    Non-GAAP net income from operations for 2019;

•    Free cash flow for 2019; and

•    Completion of research and development product milestones in 2019.

For target bonuses for the fiscal year 2019, the Compensation Committee established performance goals for each of the above metrics that are aligned with corporate objectives.  While these various performance goals were selected, they are merely non-binding guidelines to be used as one factor in determining the actual bonuses earned.

The 2019 performance goals approved by the Compensation Committee take into account the anticipated impact on the Company’s business for the remainder of 2019 arising from Huawei Technologies and certain affiliates being placed on the “Entity List”.

It is expected that, in the first quarter of 2020, the Compensation Committee will review the Company’s fiscal year 2019 corporate performance against each of the corporate goals and other aspects of corporate and individual performance to determine any actual bonus awards for performance related to fiscal year 2019.

On June 19, 2019, the Compensation Committee also confirmed that target bonus opportunities for 2019 for the Company’s “named executive officers” would be unchanged from 2018, which are as follows:

Named Executive Officer	2019 Target Bonus Percentage
Timothy S. Jenks, President and Chief Executive Officer	100%
Elizabeth Eby, Senior Vice President, Finance and Chief Financial Officer	60%
Dr. Raymond Cheung, Senior Vice President and Chief Operating Officer	60%
Dr. Wupen Yuen, Senior Vice President, Chief Product Officer and General Manager	60%
Yang Chiah Yee, Senior Vice President of Global Sales	60%

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit Number	Description

10.1

First Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement dated June 14, 2019, with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2019	NEOPHOTONICS CORPORATION

	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)